UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Co-Registrants   ☒              Filed by a Party other than the Registrant   ☐

Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐  Definitive Proxy Statement
☒  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

The Cushing MLP & Infrastructure Total Return Fund
The Cushing NextGen Infrastructure Income Fund
(Exact Name of Co-Registrant as Specified in their Charters)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box): ☒ No fee required. ☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials:
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration No.:

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(4)	Date Filed:

The Cushing® MLP & Infrastructure Total Return Fund (SRV)
The Cushing® NextGen Infrastructure Income Fund (SZC)
300 Crescent Court, Suite 1700
Dallas, Texas 75201
(214) 692-6334

ADDITIONAL INFORMATION REGARDING THE JOINT ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON FRIDAY, MAY 1, 2020

The following Notice of Change of Location relates to the Joint Proxy Statement (the “Proxy Statement”) furnished to shareholders of (i) The Cushing® MLP & Infrastructure Total Return Fund (“SRV”) and (ii) The Cushing® NextGen Infrastructure Income Fund (formerly known as The Cushing® Renaissance Fund) (“SZC” and together with SRV, the “Funds,” and each, a “Fund”) dated March 6, 2020 in connection with the Joint Annual Meeting Of Shareholders of the Funds to be held on Friday, May 1, 2020.  This supplement to the Proxy Statement is being filed with the Securities and Exchange Commission and made available to the Funds’ shareholders on or about April 17, 2020. The Proxy Statement is available at https://www.proxy-direct.com/cus-31149.

Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

This notice should be read in conjunction with the Proxy Statement.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS

Friday, May 1, 2020 at 9:30 a.m. Central time
Telephonic Meeting Only — No Physical Meeting Location

To the Shareholders of the Funds:

Due to the emerging public health impact of the coronavirus pandemic (COVID-19), travel guidelines impacting Dallas, Texas and surrounding areas, and to support the health and well-being of shareholders of the Funds, NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of The Cushing® MLP & Infrastructure Total Return Fund (“SRV”) and The Cushing® NextGen Infrastructure Income Fund (formerly known as The Cushing® Renaissance Fund) (“SZC”) to be held on Friday, May 1, 2020 at 9:30 a.m. Central time (the “Meeting”) will be held in a telephonic format. Shareholders will not be able to attend the Meeting in person.

Registration Instructions for the Telephonic Meeting

If you were a record holder of Fund shares as of the Record Date of March 2, 2020 (i.e., you held Fund shares in your own name directly with the applicable Fund), you are entitled to notice of and to vote at the Meeting or any adjournments, postponements or delays thereof. To participate in the Meeting, please email Georgeson at USProxyServices@georgeson.com, provide your full name and address and include the relevant Fund name(s) in the subject line. Georgeson will then email you the conference call dial-in information and instructions for voting during the Meeting.

If you held your Fund shares in a brokerage account or through a bank or other nominee, in order to participate in and vote during the Meeting, you must first request and obtain a “legal proxy” from your broker, bank or other nominee reflecting the relevant Fund name(s), the number of Fund shares you held, as well as your name and email address. To participate in the Meeting, please forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to Georgeson at USProxyServices@georgeson.com and put the relevant Fund names(s) and “Legal Proxy” in the subject line. Georgeson will then email you the conference call dial-in information and instructions for voting during the Meeting.

Requests for registration must be received by Georgeson no later than 5:00 p.m. Eastern Time on April 28, 2020. Please contact Georgeson at (877) 255-0134 with any questions regarding accessing the Meeting.

* * *

Whether or not you plan to participate in the Meeting, we urge you to complete the proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet, as described in the proxy materials, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a telephonic meeting and may continue to be used to vote your shares in connection with the Meeting. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at the Meeting.

As always, we appreciate your support.

BY ORDER OF THE BOARD OF TRUSTEES OF EACH FUND

Barry Y. Greenberg
Secretary of the Funds

April 17, 2020

Press Release	Source: Cushing® Asset Management, LP

Cushing® Closed-End Funds Announce that Annual Meeting and Special Meeting of Shareholders Scheduled for May 1, 2020 Will Be Telephonic Meetings

Friday, April 17, 2020

Dallas, TX:  The Cushing® MLP & Infrastructure Total Return Fund (“SRV”), The Cushing® Energy Income Fund and (“SRF”) and The Cushing NextGen Infrastructure Income Fund (formerly known as The Cushing® Renaissance Fund) (“SZC”) (each a “Fund” and collectively the “Funds”) announced today that the 2020 annual meeting of shareholders of SRV and SZC and the special meeting of shareholders of SRV and SRF, each scheduled for Friday, May 1, 2020, will be held telephonically, due to the emerging public health impact of the coronavirus pandemic (COVID-19), travel guidelines impacting Dallas, Texas and surrounding areas, and to support the health and well-being of shareholders of the Funds.

Annual Meeting

NOTICE IS HEREBY GIVEN that the Joint Annual Meeting of SRV and SZC to be held on Friday, May 1, 2020 at 9:30 a.m. Central time (the “Annual Meeting”) will be held in a telephonic format. Shareholders will not be able to attend the Annual Meeting in person.

The Proxy Statement for the Annual Meeting is available at https://www.proxy-direct.com/cus-31149. Except as amended or supplemented by the information contained herein, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

Special Meeting

NOTICE IS HEREBY GIVEN that the Joint Special Meeting of SRV and SRF to be held on Friday, May 1, 2020 at 9:00 a.m. Central time (the “Special Meeting”) will be held in a telephonic format. Shareholders will not be able to attend the Special Meeting in person.

The Proxy Statement/Prospectus for the Special Meeting is available at https://www.proxy-direct.com/cus-31148. Except as amended or supplemented by the information contained herein, all information set forth in the Proxy Statement/Prospectus continues to apply and should be considered in voting your shares.

Registration Instructions for the Telephonic Meetings

If you were a record holder of Fund shares as of the Record Date of March 2, 2020 (i.e., you held Fund shares in your own name directly with the applicable Fund), you are entitled to notice of and to vote at your Fund’s Annual Meeting and/or Special Meeting, as applicable (each a “Meeting”), or any adjournments, postponements or delays thereof. To participate in your Fund’s Meeting, please email Georgeson, the Funds’ proxy solicitor, at USProxyServices@georgeson.com, provide your full name and address and include the relevant Fund name(s) in the subject line. Georgeson will then email you the conference call dial-in information and instructions for voting during your Fund’s Meeting.

If you held your Fund shares in a brokerage account or through a bank or other nominee, in order to participate in and vote during your Fund’s Meeting, you must first request and obtain a “legal proxy” from your broker, bank or other nominee reflecting the relevant Fund name(s), the number of Fund shares you held, as well as your name and email address.  To participate in your Fund’s Meeting, please forward an email from your intermediary containing the legal proxy or attach an image of the legal proxy, email it to Georgeson at USProxyServices@georgeson.com and put the relevant Fund names(s) and “Legal Proxy” in the subject line.  Georgeson will then email you the conference call dial-in information and instructions for voting during the Meeting.

Requests for registration must be received by Georgeson no later than 5:00 p.m. Eastern Time on April 28, 2020.  Please contact Georgeson at (877) 255-0134 with any questions regarding accessing a Meeting.

Whether or not you plan to participate in your Fund’s Meeting(s), we urge you to complete your proxy card, date and sign it and return it promptly, or record your voting instructions by telephone or via the internet, as described in the proxy materials, no matter how large or small your holdings may be. If you submit a properly executed proxy but do not mark how you wish your shares to be voted, your shares will be voted “FOR” each proposal, as applicable. The proxy card included with the previously distributed proxy materials will not be updated to reflect the change to a telephonic meeting and may continue to be used to vote your shares in connection with a Meeting. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares in order for your broker to vote your shares as you instruct at a Meeting.

ABOUT CUSHING® ASSET MANAGEMENT, LP

Cushing, a subsidiary of Swank Capital, is an SEC-registered investment adviser headquartered in Dallas, Texas. Cushing serves as investment adviser to affiliated funds and managed accounts providing active management in markets where inefficiencies exist.  As of December 31, 2019, Cushing had approximately $1.8 billion of assets under management in closed-end funds, mutual funds, privately offered funds and separately managed accounts.

Contact:
Geoff Crumrine
Cushing® Asset Management, LP
214-692-6334
www.cushingasset.com
Source:  Cushing® Asset Management, LP

IMPORTANT INFORMATION

This press release shall not constitute an offer to sell or a solicitation to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer or solicitation or sale would be unlawful prior to registration or qualification under the laws of such state or jurisdiction.